© 2010 Valley National Bank. Member FDIC. Equal Opportunity Lender. © 2017 Valley National Bank®. Member FDIC. Equal Opportunity Lender. All Rights Reserved. Investor Presentation EXHIBIT 99.1

© 2010 Valley National Bank. Member FDIC. Equal Opportunity Lender. Forward Looking Statements The foregoing contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements are not historical facts and include expressions about management’s confidence and strategies and management’s expectations about new and existing programs and products, acquisitions, relationships, opportunities, taxation, technology, market conditions and economic expectations. These statements may be identified by such forward-looking terminology as “should,” “expect,” “believe,” “view,” “opportunity,” “allow,” “continues,” “reflects,” “typically,” “usually,” “anticipate,” or similar statements or variations of such terms. Such forward-looking statements involve certain risks and uncertainties. Actual results may differ materially from such forward-looking statements. Factors that may cause actual results to differ materially from those contemplated by such forward- looking statements include, but are not limited to: weakness or a decline in the U.S. economy, in particular in New Jersey, New York Metropolitan area (including Long Island) and Florida as well as an unexpected decline in commercial real estate values within our market areas; less than expected cost savings and revenue enhancement from Valley's cost reduction plans including its earnings enhancement program called "LIFT"; damage verdicts or settlements or restrictions related to existing or potential litigations arising from claims of breach of fiduciary responsibility, negligence, fraud, contractual claims, environmental laws, patent or trade mark infringement, employment related claims, and other matters; the loss of or decrease in lower-cost funding sources within our deposit base may adversely impact our net interest income and net income; cyber attacks, computer viruses or other malware that may breach the security of our websites or other systems to obtain unauthorized access to confidential information, destroy data, disable or degrade service, or sabotage our systems; results of examinations by the OCC, the FRB, the CFPB and other regulatory authorities, including the possibility that any such regulatory authority may, among other things, require us to increase our allowance for credit losses, write-down assets, require us to reimburse customers, change the way we do business, or limit or eliminate certain other banking activities; changes in accounting policies or accounting standards, including the new authoritative accounting guidance (known as the current expected credit loss (CECL) model) which may increase the required level of our allowance for credit losses after adoption on January 1, 2020; higher or lower than expected income tax expense or tax rates, including increases or decreases resulting from changes in tax laws, regulations and case law; our inability to pay dividends at current levels, or at all, because of inadequate future earnings, regulatory restrictions or limitations, and changes in our capital requirements; higher than expected loan losses within one or more segments of our loan portfolio; unanticipated loan delinquencies, loss of collateral, decreased service revenues, and other potential negative effects on our business caused by severe weather or other external events; unexpected significant declines in the loan portfolio due to the lack of economic expansion, increased competition, large prepayments, changes in regulatory lending guidance or other factors; the failure of other financial institutions with whom we have trading, clearing, counterparty and other financial relationships; and inability to retain and attract customers and qualified employees. A detailed discussion of factors that could affect our results is included in our SEC filings, including the “Risk Factors” section of our Annual Report on Form 10-K for the year ended December 31, 2016. We undertake no duty to update any forward-looking statement to conform the statement to actual results or changes in our expectations. Although we believe that the expectations reflected in the forward-looking statements are reasonable, we cannot guarantee future results, levels of activity, performance or achievements. 2

© 2010 Valley National Bank. Member FDIC. Equal Opportunity Lender. Valley National Bancorp • Traded on the New York Stock Exchange (NYSE: VLY) • Regional Bank Holding Company • Headquartered in Wayne, New Jersey • Founded in 1927 Overview of Valley National Bancorp Branches 209 ATMs 225 *Total employees reflects the full-time equivalent as of the date shown Average Balance Sheet & Other Items 1Q 2017 1Q 2016 Assets $23.0 billion $21.7 billion Interest Earning Assets $20.9 billion $19.5 billion Loans $17.3 billion $16.0 billion Deposits $17.4 billion $16.4 billion Shareholders’ Equity $2.4 billion $2.2 billion Total Employees* 2,842 2,897 Branch Count 209 226 3

© 2010 Valley National Bank. Member FDIC. Equal Opportunity Lender. Valley National Bancorp *Data as of April 26, 2017 Since the Bank was founded in 1927, Valley has never produced a losing quarter • Customer centric culture • Superior credit quality led by experienced commercial lenders • Efficient operator; measured growth strategies • Seasoned management team • Deliver on shareholder value proposition • Operations in three (3) of the most heavily populated states • Concentrated in affluent geographic markets • Strong business banking markets • Balanced institutional and retail stock ownership • More than 275 institutional holders own 60% of all shares* • Long-term investment approach • Strong cash dividend • Large insider stock ownership including director & officer family members, retired employees and retired directors Shareholder Value Proposition Demographic Focus Core Focus 4

© 2010 Valley National Bank. Member FDIC. Equal Opportunity Lender. Our 2020 Vision 5 NJ NY FL Vision Statement • A premier commercial banking franchise with a diversified balance sheet • Asset generator in three (3) of the best markets on the East Coast Strategic Focus • Enhance noninterest revenue to deliver sustained performance in challenging interest rate environments • Reduce operating expenses by utilizing technology to enhance and streamline operations and delivery channels • Expand the customer base by leveraging current infrastructure across all three states to drive growth Bank Profile • Asset Size: Mid-Size Bank • Footprint: NJ / NY / FL • Growth: Organic / Opportunistic Acquisitions

© 2010 Valley National Bank. Member FDIC. Equal Opportunity Lender. New York & New Jersey Franchise 178 Branches Loans Deposits 16 Counties Core Demographic Overview NJ Core Market(1) New York City(2) Long Island U.S.A. Avg. Pop. / Sq. Mile 6,079 40,520 3,147 91 Avg. Household Income $103,362 $91,385 $120,590 $77,135 Avg. Deposits / Branch $120,448 $741,283 $137,345 $113,614 VLY Deposits $8.8 billion $2.3 billion $1.1 billion $16.4 billion VLY Deposit Market Share 6.34% 0.21% 0.92% 0.15% (1)NJ Core Market includes Passaic, Morris, Hudson, Essex and Bergen Counties (2)New York City includes Brooklyn, Queens and Manhattan; Demographic and deposit data for 2016 NY & NJ 87% NY & NJ 85% 6

© 2010 Valley National Bank. Member FDIC. Equal Opportunity Lender. Florida Franchise FL 13% Loans FL 15% Deposits 31 Branches 14 Counties Core Demographic Overview Central Tampa(1) Central Orlando(2) Southeast(3) Florida Avg. Pop. / Sq. Mile 2,219 1,101 1,308 379 Avg. Household Income $69,745 $65,894 $72,350 $67,858 Avg. Deposits / Branch $115,137 $93,911 $146,160 $94,918 VLY Deposits $0.1 billion $0.5 billion $1.4 billion $2.5 billion VLY Deposit Market Share 0.17% 1.10% 0.62% 0.50% (1)Central Tampa includes Pinellas & Hillsborough Counties (2)Central Orlando includes Orange, Brevard & Indian River Counties (3)Southeast includes Palm Beach, Broward & Miami-Dade Counties; Demographic and deposit data for 2016 7

© 2010 Valley National Bank. Member FDIC. Equal Opportunity Lender. 8 Valley’s 1Q 2017 Highlights Loan Growth for Select Portfolios(1) Financial Highlights • Net interest income of $164.7 million increased $14.6 million from the same period one year ago • Net interest margin of 3.14 percent increased 6 bps compared to the same period one year ago • Organic loan originations excluding lines of credit totaled approximately $740 million in the first quarter Operating Efficiency • Noninterest expense decreased $3.9 million or 3.1 percent compared to the prior quarter • Expense discipline driving improvement in efficiency ratio to 61.6 percent for the quarter compared to 65.4 in the same quarter one year ago3 Credit Quality • NPAs remained steady at 0.22 percent of total assets • Net charge-off ratio over recent periods remains anchored at or near zero percent; for the quarter the NCO ratio was 0.03 percent 4% 19% 8% 8% Commercial & Industrial CRE Construction Total Loans 1.22% 0.22% 2013 2014 2015 2016 2017 Non-Performing Assets to Total Assets(2) (1)Loan growth is the change from March 31, 2016 to March 31, 2017; (2)Excludes purchase credit impaired loans (3) Refer to the disclosure in the appendix regarding the calculation for the efficiency ratio

© 2010 Valley National Bank. Member FDIC. Equal Opportunity Lender. 9 Diversified Funding Sources Deposit Growth Trend ($, in billions) 11.4 14.3 16.3 17.7 17.3 2013 2014 2015 2016 1Q 2017 Interest Bearing Non-Interest Bearing 14% CAGR Betas & Change in Duration Indicate Less Sensitivity to Increase in Rates Other Deposits 28% Continued focus on maintaining an attractive, stable funding base with less sensitivity to changes in rates Attractive Deposit Composition (1Q 2017) Business Non-Interest 21% Retail Non-Interest, 9% Retail MMDA, 8% Business MMDA, 11% Beta Duration (in years) No Change +100bps +200bps Business MMDA 0.240 5.38 5.23 5.05 Retail MMDA 0.488 5.43 5.25 5.06 Savings & IRA 0.125 5.77 5.61 5.44 NOW ex Government 0.312 8.15 7.93 7.70 Non-interest bearing 0.000 6.25 6.10 5.92 Total (weighted avg) 0.159 6.11 5.95 5.77 NOW ex Government, 12% Savings & IRA, 11% Note: Figures may not total to one hundred percent due to rounding

© 2010 Valley National Bank. Member FDIC. Equal Opportunity Lender. 10 LIFT: Earnings Enhancement Program ROAA: Improving our operating results(1) Program Highlights Remain focused on our efficiency ratio(2) 2017 Key Milestones • Leveraging industry respected consultant EHS Partners LLC – Prior experience with major financial services companies • Scope of engagement – Identify additional areas for operating expense reduction – Seek revenue enhancement opportunities • Announced LIFT program in December 2016 • Planning & discovery phase of the process is on schedule to be completed in second quarter of 2017 • Implementation phase will begin soon thereafter • Recognize majority of benefits beginning in 2018 0.53 0.76 0.80 2015 2016 2017 2018 2019 Long-Term Goal 66.3 61.8 61.6 2015 2016 2017 2018 2019 Long-Term Goal (1)Return on average asset calculation is the full year for 2015 and 2016; for 2017 is the three months ended March 31, 2017, annualized (2)Refer to the disclosure in the appendix regarding the calculation for the efficiency ratio

© 2010 Valley National Bank. Member FDIC. Equal Opportunity Lender. Technology: A Key Enabler for Success ▪ Delivering robust customer and employee experiences through frictionless interaction Modernize & Empower Customer Centric Digitally Powered Data Driven ▪ Enhancing customer touch points to drive improved customer capabilities ▪ Improving operating efficiency and agility by investing in continuous modernization ▪ Harnessing data more intuitively to drive deep customer insights and data centric decisioning 11

© 2010 Valley National Bank. Member FDIC. Equal Opportunity Lender. Average Net Charge-Offs to Loans by Category 0.07% 0.47% 0.26% 0.06% 0.07% 0.42% 0.18% 0.29% 1.15% 1.58% 0.45% 0.52% 1.37% 0.69% 0.00% 0.20% 0.40% 0.60% 0.80% 1.00% 1.20% 1.40% 1.60% 1.80% CRE C&I C&D Residential Home Equity Consumer Total Valley National Bancorp Peer Group ($10 to $50 billion in assets) Data as of April 26, 2017 Peer group includes commercial and savings banks between $10 billion and $50 billion in assets at year end Avg. NCOs from ‘00 to ‘17 are anchored well below peers demonstrating our prudent risk management practices 12

© 2010 Valley National Bank. Member FDIC. Equal Opportunity Lender. Capital Strength 1 0 7 .7 1 1 0. 4 1 1 2 .9 1 1 6 .6 1 1 7 .7 1 1 4 .2 1 1 0 .5 1 0 6 .3 9 9 .3 9 5 .1 50 60 70 80 90 100 110 120 3/31/16 6/30/16 9/30/16 12/31/16 3/31/17 Allowance for Credit Loss Fair Value Adjustment Millions 0.67% 0.67% 0.68% 0.68% 0.67% 0.71% 0.67% 0.64% 0.58% 0.54% 0.00% 0.20% 0.40% 0.60% 0.80% 1.00% 1.20% 1.40% 1.60% 3/31/16 6/30/16 9/30/16 12/31/16 3/31/17 Allowance for Credit Loss Fair Value Adjustment 1 1 .7 9% 1 1 .6 9% 1 1 .6 4% 1 2 .1 5% 1 1 .9 6% 9 .4 6% 9 .3 9% 9 .3 6% 9 .9 0% 9 .7 6% 8 .8 1% 8 .7 4% 8 .7 3% 9 .2 7% 9 .1 2% 4% 6% 8% 10% 12% 3/31/16 6/30/16 9/30/16 12/31/16 3/31/17 Total RBC Tier 1 CET1 • Regulatory capital ratios were slightly lower compared to the previous quarter • Net proceeds from secondary offering conducted in Q4 2016 supporting continued strong loan growth PCI Fair Value Adjustment & ACL* PCI FVA & ACL as Percent of Total Loans Bancorp Regulatory Capital Ratios Capital Highlights *Allowance for credit losses (ACL) Purchased credit impaired (PCI) loans; Fair value adjustment (FVA); Allocated by pool and cannot be utilized across pools 13

© 2010 Valley National Bank. Member FDIC. Equal Opportunity Lender. Valley National Bancorp Appendix 14

© 2010 Valley National Bank. Member FDIC. Equal Opportunity Lender. Diversified Portfolio Commercial Real Estate, 52% Residential Mortgages, 16% Commercial Loans, 15% Auto Loans, 6% Other Consumer, 6% Construction, 5% (1)Capital is defined as regulatory tier I capital at the Bank plus the allowance for loan and lease losses Loan Portfolio as a Percent of Capital Composition of Loan Portfolio ($17.4 billion) Loan Portfolio Percent of Capital, % (1) Commercial Real Estate 463 Residential Mortgage 141 Commercial 136 Automobile 59 Other Consumer 54 Construction 43 Note: Figures may not total to one hundred percent due to rounding 15

© 2010 Valley National Bank. Member FDIC. Equal Opportunity Lender. Total Commercial Real Estate - $8.9 Billion (Includes both Covered and Non-Covered Loans) 19% 13% 12% 11% 11% 4% 4% 3% 2% 1% 20% -Average LTV based on current balances and most recent appraised value. -The total CRE loan balance is based on Valley’s internal loan hierarchy structure and does not reflect loan classifications reported in Valley’s SEC and bank regulatory reports. -The chart above does not include $797 Million in Construction loans. Construction composition displayed separately in presentation. Commercial Real Estate 16 As of March 31, 2017 Primary Property Type $ Amount (Millions) % of Total Avg 2013 1Q Avg LTV LTV Apartments 1,742 20% 61% 36% Retail 1,700 19% 54% 50% Mixed Use 1,162 13% 54% 46% Coop Mortgages 1,085 12% 11% N/A Office 1,037 11% 54% 50% Industrial 986 11% 53% 50% Healthcare 355 4% 52% 59% Specialty 346 4% 47% 49% Other 238 3% 47% 39% Residential 208 2% 55% 50% Land Loans 70 1% 59% 63% Total $8,929 100% 49%

© 2010 Valley National Bank. Member FDIC. Equal Opportunity Lender. Total Retail Property Types - $1.7 Billion 27% 27% 24% 7% 6% 5% 3% 1% -Average LTV based on current balances and most recent appraised value -The chart above excludes construction loans. Construction composition displayed separately in presentation Composition of CRE Retail 17 As of March 31, 2017 Retail Property Type % of Avg 2013 1Q Avg LTV Total LTV Single Tenant 27% 53% 51% Multi-Tenanted - Anchor 27% 54% 51% Multi-Tenanted – No Anchor 24% 56% 53% Auto Dealership 7% 49% 50% Other 6% N/A N/A Food Establishments 5% 53% 54% Entertainment Facilities 3% 45% 54% Auto Servicing 1% 47% 49%

© 2010 Valley National Bank. Member FDIC. Equal Opportunity Lender. 32% 20% 16% 15% 7% 4% 3% 3% Composition of Construction 18 Total Construction Loans - $797 Million -Construction loan balance is based on Valley’s internal loan hierarchy structure and does not reflect loan classifications reported in Valley’s SEC and bank regulatory reports. As of March 31, 2017 Primary Property Type $ Amount (Millions) % of Total 2013 1Q % of Total Apartments 256 32% 19% Mixed Use 155 20% 11% Residential 128 16% 31% Land Loans 123 15% 12% Retail 59 7% 17% Healthcare 30 4% 4% Other 26 3% 3% Specialty 20 3% 3% Total $797 100%

© 2010 Valley National Bank. Member FDIC. Equal Opportunity Lender. Operating Efficiency Calculation for efficiency ratio Three Months Ended Twelve Months Ended ($, thousands) March 31, 2017 December 31, 2016 September 30, 2016 June 30, 2016 March 31, 2016 December 31, 2015 December 31, 2016 December 31, 2015 Net Interest Income 162,529 164,395 154,146 151,455 148,153 148,046 618,149 550,269 Noninterest Revenue 25,059 32,660 24,853 24,264 21,448 24,039 103,225 83,803 less: periodic net gain on sale of residential mortgages - 7,500 - - - - 7,500 - Net Revenue 187,588 189,555 178,999 175,719 169,601 172,085 713,874 634,072 Noninterest Expense 120,952 124,829 113,268 119,803 118,225 174,893 476,125 499,075 less: amortiziaton of tax credits 5,324 13,384 6,450 7,646 7,264 13,081 34,744 27,312 less: loss on extinguishment of debt - - - - - 51,129 315 51,129 Total Noninterest Expense 115,628 111,445 106,818 112,157 110,961 110,683 441,066 420,634 Efficiency Ratio 61.64% 58.79% 59.68% 63.83% 65.42% 64.32% 61.78% 66.34% 19

© 2010 Valley National Bank. Member FDIC. Equal Opportunity Lender. For More Information Log onto our web site: www.valleynationalbank.com E-mail requests to: tzarkadas@valleynationalbank.com Call Shareholder Relations at: (973) 305-3380 Write to: Valley National Bank 1455 Valley Road Wayne, New Jersey 07470 Attn: Tina Zarkadas, Shareholder Relations Specialist Log onto our website above or www.sec.gov to obtain free copies of documents filed by Valley with the SEC 20